                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              JG INDUSTRIES, INC
               (Name of Registrant as Specified In Its Charter)
                                 N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                                                PRELIMINARY COPY

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          __________________________

                              JG INDUSTRIES, INC.

                               5630 West Belmont

                            Chicago, Illinois 60634

To the Shareholders of JG Industries, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of JG Industries, Inc., an Illinois corporation (the "Company"), will be held at the principal
                                    -------
office of the Company, 5630 West Belmont, Chicago, Illinois on Tuesday, July 13, 1999 at 10:00 a.m., for the following purposes:

     Proposal 1:  To elect seven persons to the Board of Directors;

     Proposal 2:  To authorize the issuance of Series C Preferred Stock;

     Proposal 3:  To approve the Company's 1999 Stock Option Plan;

     Proposal 4:  To approve the appointment by the Board of Directors of
                  PricewaterhouseCoopers LLP as auditors for the Company;

     And to transact such other business as may properly come before the meeting.

Shareholders are cordially invited to attend the meeting in person. Whether or not you presently intend to attend the Annual Meeting in person, the Board of Directors asks you to complete, date and sign the enclosed proxy and return it promptly by mail in the envelope provided.

Only shareholders of record on the books of the Company at the close of business on June 18, 1999 will be entitled to notice of and to vote at the meeting or any adjournment thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder for any purpose germane to the meeting during ordinary business hours for a period of ten days prior to the meeting at the offices of the Company.

Accompanying this notice is a proxy statement, a form of proxy and a copy of our annual report on Form 10-K, as filed with the Securities and Exchange Commission.

                            By order of the Board of Directors.


                            Evelyn P. Egan
                            Secretary
June 25, 1999

                              JG INDUSTRIES, INC.
                               5630 West Belmont
                            Chicago, Illinois 60634

                                PROXY STATEMENT
                                 Introduction

The enclosed proxy is solicited by and on behalf of the Board of Directors of JG Industries, Inc. (the "Company"), to be used at the Annual Meeting of
                       -------
Shareholders to be held at the principal office of the Company, 5630 West Belmont, Chicago, Illinois on Tuesday, July 13, 1999 at 10:00 a.m., and at any adjournments thereof. All shares represented by proxies will be voted at the meeting in accordance with the specifications marked thereon or, if no specifications are made, proxies will be voted in favor of all matters for which proxies have been solicited. Any shareholder giving a proxy may revoke it at any time prior to the voting of such proxy by giving written notice of revocation to the Secretary of the Company, by submitting a later dated proxy or by attending the meeting and voting in person. This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about June 25, 1999.

                             VOTING AT THE MEETING

The Board of Directors has fixed June 18, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. The Corporation has two classes of capital stock outstanding: common stock, no par value (the "Common Stock"), and Series B convertible preferred
                          ------------
stock, no par value (the "Series B Preferred Stock"). Pursuant to the Statement
                          ------------------------
of Resolution Establishing Series setting forth the voting rights of the Series B Preferred Stock, the holders of such stock have the right to vote with the holders of the Common Stock on each matter submitted to a vote of the Company's shareholders as a single class. Each share of Series B Preferred Stock shall have the number of votes as specified in the succeeding paragraph.

As of June 18, 1999, there were 1,060,670 shares of the Company's Common Stock outstanding and 1,500 shares of the Company's Series B Preferred Stock issued and outstanding. The holders of outstanding shares of Common Stock are entitled to one vote per share on any question voted on at the meeting. The holders of Series B Preferred Stock are entitled to vote with the holders of Common Stock on any question voted on at the meeting, with each share of Series B Preferred Stock having the number of votes equal to the number of shares of Common Stock into which one share of Series B Preferred Stock may be converted. As of the date of this Proxy Statement, each share of Series B Preferred Stock is entitled to 444.44 votes.

The presence in person or by proxy of the holders of a majority of the Company's outstanding shares of Common Stock (on an as-converted basis) will constitute a quorum. Abstentions and broker non-votes are counted for determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as votes against a proposal in tabulating the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. The affirmative vote of a majority of the shares of Common Stock (on an as-converted basis), voting together as a single class, represented at the meeting in person or by proxy will be necessary for the taking of all actions at the meeting, other than for the election of directors, in which the seven directors receiving the most votes under the cumulative voting process described in "Proposal for Election of
                                                  ------------------------
Nominees as Directors" in this Proxy Statement shall be elected to the Board of
---------------------
Directors of the Company.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

The following table sets forth certain information as of May 29, 1999 regarding the beneficial ownership of the Company's Common Stock (on an as-converted basis) by (i) all persons who owned of record or, to the knowledge of the Company, beneficially, 5% or more of the outstanding shares of Common Stock (on an as-converted basis), (ii) each director and nominee for director, (iii) the Chief Executive Officer and the other executive officers named in the Summary Compensation Table on page 5, and (iv) all directors and executive officers as a group.

                                               Number of Shares              Approximate Percentage
Name of Beneficial Owner                      Beneficially Owned                   of Class
-----------------------------------------------------------------------------------------------------
Sheldon Collen/1/                                  5,333/6/                            **
Sheldon Harris/1/                                301,156/5//6//7/                    16.0
Lionel Goldblatt/1//2/                            60,829/3/                           3.2
William Hellman/1//2/                            357,921/4//7/                       19.0
Philip Rootberg/1//2/                            251,461/5/6/7/                      13.3
Wallace Schroeder/1/                               5,333/6/                            **
Clarence Farrar/1//2/                             15,575/8/                            **
                                               ---------                           ------
All directors and executive officers
  as a group (seven persons)                     997,608/9/                          52.9
                                               ---------                           ------

** Less than 1 %

___________________________
     /1/ Director.  Mr. Harris and Mr. Lionel Goldblatt are brothers-in-law.

     /2/ Executive Officer.

     /3/ Includes 8,333 shares issuable upon exercise of currently exercisable employee stock options.

     /4/ Includes 66,667 shares issuable upon exercise of currently exercisable employee stock options

     /5/ With respect to Mr. Harris, includes (i) 25,780 shares of Common Stock held by Mr. Harris and (ii) 48,154 shares held in trust for the benefit of members of Mr. Harris' family, for which Mr. Harris disclaims beneficial ownership. With respect to Mr. Rootberg, includes (i) 18,739 shares of Common Stock owned by Mr. Rootberg and (ii) 5,500 shares representing Mr. Rootberg's proportionate holdings from a partnership in which Mr. Rootberg holds a 50% interest.

     /6/ Includes 5,000 shares issuable upon exercise of currently exercisable employee stock options.

     /7/ For each of Mr. Harris, Mr. Hellman and Mr. Rootberg, the table above includes 222,222 of the 666,666 shares of Common Stock into which the 1,500 shares of Series B Preferred Stock held pursuant to a Shareholders Agreement dated December 13, 1996 (the "Shareholders
                                                              ------------
         Agreement"), for which Messrs. Harris, Hellman and Rootberg are
         ---------
         trustees, are convertible. Messrs. Hellman, Rootberg and Harris each disclaims beneficial ownership of 444,444 of the shares of Common Stock into which the shares of Series B Preferred Stock held pursuant to the Shareholders Agreement are convertible.

     /8/ Includes 10,667 shares issuable upon exercise of currently exercisable employee stock options.

     /9/ Includes 105,667 shares issuable upon exercise of currently exercisable employee stock options.

As of May 29, 1999, based on information filed with the Securities and Exchange Commission, the persons known to the Company to beneficially own 5% or more of the Company's outstanding Common Stock (on an as-converted basis) are as follows:

                                                     Number of Shares                  Approximate
Name and Address of Beneficial Owner                Beneficially Owned              Percentage of Class
------------------------------------               --------------------             -------------------
Sheldon Harris                                             301,156                         16.0
Evanston Property Management
803 1/2Chicago Avenue
Evanston, IL  60202

William Hellman                                            357,921                         19.0
JG Industries, Inc.
5630 West Belmont Avenue
Chicago, IL   60634

Philip Rootberg                                            251,461                         13.3
Rootberg Business Services, Inc.
250 South Wacker Drive
Suite 800
Chicago, IL 60606

                            EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation paid or accrued with respect to fiscal 1999, 1998 and 1997 by the Company and its subsidiaries to the Chief Executive Officer and each of the other highest compensated executive officers whose aggregate compensation for fiscal 1999 exceeded $100,000 (the "Named Executive Officers").
                        ------------------------

                                       Summary Compensation Table
------------------------------------------------------------------------------------------------------
                                                                                            Securities
                                                                          All Other         Underlying
                                                                         Compensation      Options/SARs
Name and Principal Position         Year     Salary ($)    Bonus ($)        ($)/1/             (#)
---------------------------         ----     ----------    ---------        ------            ------
William Hellman/(2)/                1999     $  270,192      $  0        $  112,581
  Chairman and Chief                1998        200,000         0             1,113
  Executive Officer of              1997        340,000         0             1,030             50,000
  the Company and
  President of Goldblatt's

Lionel Goldblatt/(3)/               1999     $  127,308      $  0        $    1,564
  Vice President of the             1998        125,000         0             1,360
  Company and Chairman              1997        140,333         0               883
  of the Board of Goldblatt's

Clarence Farrar/(4)/                1999     $  147,308      $  0        $    2,235
  President and Chief               1998        140,000         0             2,845
  Operating Officer of the          1997        180,000(5)      0             1,570              8,000
  Company, and Vice
  President of Goldblatt's

___________________

(1) The amounts shown represent Company contributions to the account of the named executive officer pursuant to the Company's 401(k) plan, the cost of group term life insurance and reimbursement for medical expenses in excess of that allowable to other employees pursuant to an executive officer health insurance plan. For Mr. Hellman, the amount also includes payments received under a Consulting Agreement.

(2) Mr. Hellman has entered into an Amended and Restated Employment Agreement ("Employment Agreement") with the Company, effective as of June 1, 1983
       --------------------
     which as subsequently amended, provides for his employment as the Chairman of the Board and Chief Executive Officer of the Company to serve through January 31, 2000. He also serves as Chairman of the Executive Committee. Pursuant to the Employment Agreement as amended, Mr. Hellman reduced his base salary from $340,000 to $200,000 per year. Effective August 31, 1997, the Employment Agreement was amended to increase his base salary to $250,000. Effective January 31, 1999, he reduced his salary to $125,000 per year, such salary payable in accordance with the Company's remuneration policy respecting executives. In addition, under the terms of his Employment Agreement, Mr. Hellman receives a bonus equal to 5% of the pre-tax profits of Goldblatt's Department Stores, Inc. ("Goldblatt's"), as
                                                          -----------
     adjusted for certain items, and reimbursement for business expenses of up to $3,500 per month. Mr. Hellman's contract further provided that the equivalent of 50 percent of his salary be accrued for payments to him following termination of his employment. This was set forth in a Consulting Agreement on August 1, 1986 as amended, pursuant to which he has agreed to provide certain services to the Company following the termination of his employment, and he (or his estate) will be paid $223,000 per year for ten years. The obligations of the Company, pursuant to the Consulting Agreement, are secured by an annuity which has been purchased by the Company, pursuant to a Pledge and Security Agreement dated as of January 25, 1991. Pursuant to an Amendment to the Agreement, the Consulting Agreement went into effect on August 1, 1998 and payments commenced as of that date.

(3) Mr. Goldblatt has entered into an Employment Agreement with the Company, effective as of June 1, 1983 and as subsequently amended, providing for his employment as a Vice President of the Company and as Chairman of Goldblatt's through January 31, 2000. Pursuant to the Employment Agreement, Mr. Goldblatt's base salary was increased from $125,000 to $135,000 per year. If the Employment Contract is not renewed or extended, the Employment Agreement provides that payment of base salary and other employee benefits will continue, as payment of severance compensation, for a period of six months upon expiration of the Employment Agreement or termination thereof prior to expiration in certain events. Mr. Goldblatt participates in the Goldblatt's Incentive Pool for officers.

(4) Mr. Farrar has entered into an Employment Agreement with the Company, dated as of November 30, 1990 and as subsequently amended, providing for his employment as President and Chief Operating Officer until January 31, 2000. Pursuant to the Employment Agreement, Mr. Farrar's base salary was increased from $140,000 to $150,000 per year. If the Employment Contract is not renewed or extended, the Employment Agreement provides that payment of base salary and other employment benefits will continue, as severance compensation, for a period of six months upon expiration of the Employment Agreement or termination thereof prior to expiration in certain events. Mr. Farrar participated in the Goldblatt's Incentive Pool for officers.

                              STOCK OPTION PLANS

The Company's 1983 Stock Option and Stock Appreciation Rights Plan, as amended and restated (the "1983 Plan"), authorizes the issuance to salaried officers and
                   ---------
other key employees of incentive stock options, non-incentive stock options and stock appreciation rights to acquire a maximum of 9,000 shares of the Company's Common Stock (subject to adjustment as provided in the 1983 Plan). As of June 18, 1999, 7,833 shares of the Company's Common Stock were subject to outstanding options, and there were six participants under the 1983 Plan. The average per share exercise price of all such options was $1.50. No additional options or stock appreciation rights may be granted under the 1983 Plan.

The Company's 1988 Stock Option Plan, as amended and restated (the "1988 Plan"),
                                                                    ---------
approved by the shareholders at the annual meeting on June 14, 1988, and amended by the shareholders at the annual meeting on July 20, 1993, and at the annual meeting on December 12, 1996, and at the annual meeting on June 9, 1997, authorizes the issuance of 306,666 shares of the Company's Common Stock to salaried officers and other key employees of the Company and its subsidiaries. The average per share exercise price of all such options was $1.45. No additional options may be granted under the 1988 Plan.

There were no individual grants made under the 1983 or 1988 Stock Option Plans during the fiscal year ended January 30, 1999.

The following table provides certain information concerning each exercise of stock options under the Company's 1983 and 1988 Stock Option Plans during the fiscal year ended January 30, 1999 by each of the Named Executive Officers and the fiscal year-end value of unexercised options held by such persons under the Company's Stock Option Plans:

                                    Aggregated Option Exercises in Fiscal 1999
                                       and January 30, 1999 Option Values
------------------------------------------------------------------------------------------------------------------------
                                                     Number of Securities               Value of Unexercised
                                                     Underlying Unexercised             In-the-Money Options at Fiscal
                                                     Options at Fiscal Year-End (#)     Year-End ($)/(1)/
                                                     ---------------------------------------------------------------
                          Shares
                        Acquired on       Value
       Name              Exercise #     Realized $     Exercisable   Unexercisable    Exercisable     Unexercisable
-----------------        ----------     ----------     -----------   -------------    -----------     -------------
William Hellman
   1983 Plan                 0             --              0              0               --              --
   1988 Plan                 0             --           66,667            0             $  0              --

Lionel Goldblatt
   1983 Plan                 0             --            5,000            0                0              --
   1988 Plan                 0             --            3,333            0                0              --

Clarence Farrar
   1983 Plan                 0             --              0              0               --              --
   1988 Plan                 0             --           10,667            0                0              --

------------------------
(1) Dollar values were calculated by determining the difference between the fair market value of the underlying securities at year-end and the exercise price of the options at year-end.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Harris, Collen and Rootberg comprise the Compensation Committee.

                       REPORT OF COMPENSATION COMMITTEE


The Compensation Committee is charged by the Board of Directors with determining salary and bonus arrangements for all executive officers of the Company. During fiscal 1999, the Company's Compensation Committee was composed of Mr. Rootberg (Chairman), Mr. Harris and Mr. Collen. The Company's Compensation Committee met once in fiscal year 1999.

Compensation consists of a base salary and a bonus. The base salary level is established using experience, longevity and degree of responsibility as a guideline. The Compensation Committee has not retained a compensation consultant or commissioned any executive compensation surveys.

All bonuses are earned based on a pre-determined formula related to the profit performance of the Company or its subsidiaries. The bonus of Mr. Hellman, the Chief Executive Officer of the Company, is equal to 5% of the pre-tax profit of Goldblatt's. The Committee feels that this contractual arrangement fairly provides a productivity clause to the performance of Goldblatt's which is of the utmost importance to the stability of the Company. Mr. Hellman does not and has not drawn a salary or bonus from any other division. Mr. Hellman was the President of Goldblatt's through most of the 1980's, and reassumed that position in 1993. Other than Mr. Hellman, the executive officers participate in a bonus pool which is equal to 5% of the pre-tax profits of the Company. No bonuses were paid for calendar 1998.

The Committee also reviews and administers policies and programs with respect to employment and other agreements with executives. The Committee believes these arrangements with executives serve the important purpose of assuring continuing loyalty and concentration.

Overall, the Company has maintained employee compensation programs designed to compensate its officers, managers and other key employees in relationship to the profitability of the Company as well as individual job performance. In addition, stock options for officers, managers and other key employees are awarded at the discretion of this committee after consultation with the CEO and approval by the Board. The stock option program is designed to give additional incentive to key employees, which in turn enhances the value of the Company to all shareholders.

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Report of the Compensation Committee on Executive Compensation and the Shareholder Return Performance Graph shall not be incorporated by reference into any such filings.

                                        By:  The Board of Directors

                                             Clarence Farrar
                                             Sheldon Harris
                                             Sheldon Collen
                                             Lionel Goldblatt
                                             William Hellman
                                             Wallace Schroeder
                                             Philip Rootberg

                              SHAREHOLDER RETURN
                               PERFORMANCE GRAPH

                      Comparison of Five Year Cumulative
                 Total Return Among the Company, the NASDAQ --
                 National Market System-United States Issuers,
                        and the NASDAQ -- Retail Stocks

                                                 1994         1995         1996         1997         1998          1999
                                                 ----         ----         ----         ----         ----          ----
     JG Industries, Inc.                         $100       $133.33     $  71.11     $  35.56     $   34.07    $    5.93

     NASDAQ Stock Market                         $100         97.20       139.96       181.02        216.72       338.44

     NASDAQ Retail Stocks                        $100         90.22       101.68       126.09        145.86       178.30


The total return assumes that dividends were re-invested quarterly, and is based on a $100 investment on January 29, 1994. The measurement point for each year beginning 1995 is the end of the Company's fiscal year, which varied from January 25 to January 31.


                             [GRAPH APPEARS HERE]

                       PROPOSAL FOR ELECTION OF NOMINEES
                                 AS DIRECTORS
                          (ITEM 1 ON THE PROXY CARD)

The following individuals have been nominated for election or re-election, as applicable, as directors of the Company:

                    Clarence Farrar     William Hellman
                    Sheldon Collen      Lionel Goldblatt
                    Philip Rootberg     Sheldon Harris
                    Noel Goldblatt

The By-Laws of the Company provide for cumulative voting for directors; accordingly, every shareholder shall have the right to vote, in person or by proxy, the number of shares of Common Stock (on an as-converted basis) owned by such shareholder for as many persons as there are directors to be elected, or to accumulate said votes and give one candidate as many votes as the number of directors multiplied by the number of owned shares of Common Stock (on an as-converted basis) shall equal, or to distribute them on the same principle among as many candidates as such shareholder shall desire. Discretionary authority for the proxy holders to cumulatively vote shares represented by the proxies is being solicited.

The following table sets forth the name and age of each member of the Board of Directors and nominee, the position or positions held with the Company by each director or nominee, each director's or nominee's principal occupation or employment, other directorships held by each director or nominee, and the year in which each such person became a director. Unless otherwise indicated in the table or a footnote thereto, each director's principal occupation has been held since at least January 1, 1992.

                                                                                          Director of the
     Name, Principal Occupation and Other Directorships               Age                  Company Since
     ------------------------------------------------------------------------------------------------------
     Clarence Farrar,                                                  64                       1996
     President and Chief Operating Officer of
     the Company;Vice President of Goldblatt's

     Sheldon Harris                                                    75                       1996
     President of Evanston Property Management

     Sheldon Collen                                                    76                       1993
     Consultant and Attorney at Law

     Lionel Goldblatt                                                  70                       1959
     Vice President of the Company;
     Chairman of Goldblatt's since February 1986.

     William Hellman                                                   78                       1983
     Chairman and Chief Executive Officer of
     the Company; President of Goldblatt's since May
     1993 and from February 1986 to October 1990.

                                                                                     Director of the
Name, Principal Occupation and Other Directorships               Age                  Company Since
------------------------------------------------------------------------------------------------------
Philip Rootberg                                                   82                       1983
Vice President of the Company;
Senior Partner of Rootberg Business
Services, Inc., a public accounting firm

Noel Goldblatt                                                    73                        --

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS
                        AND CERTAIN COMMITTEES THEREOF

The Board of Directors has designated an Audit Committee, an Executive Committee and a Compensation Committee, but not a Nominating Committee. Currently, the members of the Audit Committee are Messrs. Rootberg, Collen and Schroeder; the members of the Executive Committee are Messrs. Hellman (Chairman), Rootberg and Goldblatt; and the members of the Compensation Committee are Messrs. Harris, Rootberg and Collen. Mr. Schroeder has advised the board he will not stand for re-election as a director.

The functions of the Audit Committee include reviewing the independent auditors, recommending to the Board of Directors the engagement and discharge of independent auditors, reviewing with the independent auditors the plan and results of auditing engagements, approving or ratifying each professional service provided by independent auditors and estimated by management to cost more than 10% of the previous year's audit fee, considering the range of audit and non-audit fees, reviewing the scope and results of the Company's procedures for internal auditing and the adequacy of internal accounting controls and directing and supervising special investigations. The Audit Committee met one time in fiscal 1999.

The Executive Committee is authorized to exercise the powers of the Board of Directors in certain business transactions and affairs of the Company during the intervals between meetings of the Board.

The Board of Directors held a total of four meetings in fiscal 1999. All directors attended at least 80% of all Board meetings, and at least 80% of all meetings of any committee of which such director was a member.

Each director who is not an officer of the Company or its subsidiaries has received an annual fee of $5,000 plus $500 for each Board meeting attended, and is also compensated for all committee meetings at a rate equal to one-half of that set from time to time for Board meetings. Outside directors may also be compensated for attendance at meetings with the executives of the Company and for related services on behalf of the Company, in the discretion of the Executive Committee.

Recommendation

The Board of Directors recommends that you vote FOR the election of the nominees named above.

                          PROPOSAL FOR AUTHORIZATION
                          OF SERIES C PREFERRED STOCK
                          (ITEM 2 ON THE PROXY CARD)

Upon approval of the Company's shareholders at the Annual Meeting in the manner described above, the Company will have 2,000 shares of Series C Preferred Stock, no par value per share (the "Series C Preferred Stock") authorized for issuance.
                             ------------------------
The Company intends to sell to one or more purchasers, through private placement(s), the Series C Preferred Stock at price(s) to be determined by the Board of Directors. Sales of the Series C Preferred Stock will be made to a person or persons selected by the Board of Directors. Sales of Series C Preferred Stock to officers or directors of the Company may be made pursuant to terms negotiated in good faith on an arm's length basis.

Reasons for Private Placement of Series C Preferred Stock; Negotiation of Terms

The Company will use the proceeds of the private placement of Series C Preferred Stock for general corporate purposes. The Company has considered several alternatives to the private placement of Series C Preferred Stock, including seeking financing from traditional lending sources and a public offering of either debt or equity securities. The Board of Directors has not pursued conventional debt financing because the Board does not believe it can obtain financing upon terms as favorable as those that could be obtained through a sale of Series C Preferred Stock. It rejected a public offering because of the relatively thin market for the Company's Common Stock, the current market price of the Company's issued and outstanding Common Stock and after consideration of current economic, industry and market conditions.

The Board of Directors believes that it is in the best interests of the Company to authorize for issuance the Series C Preferred Stock. The Board of Directors will not seek any further authorization from the shareholders prior to issuing the Series C Preferred Stock to one or more purchasers.

Market Price of the Company's Common Stock

On May 12, 1999, the last trade in the Company's Common Stock was at a price of $.375 per share.

Description and Terms of Series C Preferred Stock

Under the terms of the Statement of Resolution as proposed to be filed with respect to the Series C Preferred Stock, the Series C Preferred Stock shall have the terms described below. A copy of the proposed Statement of Resolution is attached as Exhibit A to this Proxy Statement and this description of terms is qualified in its entirety by reference to such exhibit.

Total Number Authorized. 2,000 shares of Series C Preferred Stock will be authorized.

Dividends. Dividends upon each Series C Preferred Share will accrue daily at a rate equal to 9% per annum of the Liquidation Value per share. The "Liquidation
                                                                    -----------
Value" is initially $1,000 per share. Dividends will accumulate until paid, and
-----
will be paid when and as declared by the Board of Directors. Dividends on each Series C Preferred Share will be paid upon the earlier to occur of (i) the date on which the Liquidation Value of such Series C Preferred Share is paid upon any liquidation, dissolution or winding up of the Company and (ii) the redemption by the Company of such share of Series C Preferred Stock.

Restriction on Other Dividends. So long as any Series C Preferred Stock remain outstanding, without the consent of holders of a majority of the Series C Preferred Stock then outstanding, the Company is not permitted to pay or declare any dividend or make any distribution upon any junior securities unless and until all accumulated dividends on the Series C Preferred Stock are paid.

Liquidation. Upon any liquidation, dissolution or winding up of the Company, each holder of Series C Preferred Stock will be entitled to be paid, before any distribution or payment is made upon any of the Company's equity securities that rank junior to the Series C Preferred Stock, an amount in cash equal to the aggregate Liquidation Value per share plus all accrued and unpaid dividends. After payment of the full preferential amount with respect to the Series C Preferred Stock, the holders of Series C Preferred Stock will not share in any remaining assets of the Company. The shares of Common Stock are junior securities. The Series C Preferred Stock will rank equally with the Series B Convertible Preferred Stock, no par value per share, with respect to priority of payment of dividends and Liquidation Value.

Voting Rights. The holders of Series C Preferred Stock will not be entitled to vote on any matters submitted to a vote of the Company's shareholders.

Redemption. The Company may, at its option, redeem, for cash, some or all of the then outstanding shares of Series C Preferred Stock. The redemption price will be the Liquidation Value of such shares plus all accrued but unpaid dividends thereon.

Preemptive Rights. Holders of Series C Preferred Stock shall not have any preemptive rights to acquire securities issued by the Company.

Disadvantages of Proposal

Under the terms of the proposed Statement of Resolution, in a liquidation the holders of Series C Preferred Stock would receive the liquidation value for these shares, plus all accrued but unpaid dividends on such shares, prior to any distributions to holders of shares of Common Stock of the Company. In the event the Company is liquidated, the holders of shares of Common Stock of the Company would be subordinated to the holders of Series C Preferred Stock. The Board of Directors believes the benefits of raising the additional capital on the terms described herein outweigh the disadvantages.

Shareholder Derivative Litigation

If the proposal to authorize the issuance of the Series C Preferred Stock is approved, the Company would assert this approval as a defense to any shareholder derivative suit alleging issues related to the subsequent issuance and sale of the Series C Preferred Stock.

Recommendation

The Board of Directors has submitted the proposal to the Company's shareholders for their approval. The Board of Directors has approved the Proposal for Authorization of Series C Preferred Stock. The Board of Directors recommends a vote FOR approval of Item 2 on the Proxy Card.

           PROPOSAL TO APPROVE THE COMPANY'S 1999 STOCK OPTION PLAN
                          (ITEM 3 ON THE PROXY CARD)

Proposed Stock Option Plan

     On April 29, 1999, the Company's Board of Directors adopted, subject to shareholder approval, the 1999 Amendment and Restatement of the 1988 Stock Option Plan (the "1999 Plan") pursuant to which the Board of Directors may grant stock options and restricted stock awards. The Board of Directors believes that stock options and restricted stock awards have been, and will continue to be, an important compensation element in attracting and retaining key employees. After the 1999 Plan is adopted, a total of 200,000 shares of Common Stock will be available for future grants of stock options under the 1999 Plan. A copy of the proposed 1999 Plan is attached as Exhibit B to this Proxy Statement and this summary is qualified in its entirety by reference to such exhibit.

Summary of 1999 Plan

     The purpose of the 1999 Plan is to aid the Company in maintaining and developing management personnel capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company. All key employees of the Company and its subsidiaries and affiliates in which the Company has a significant equity interest are eligible to receive awards under the 1999 Plan. The 1999 Plan terminates on April 29, 2009, and no awards may be made after such date. However, unless otherwise expressly provided in the 1999 Plan or an applicable award agreement, any award granted may extend beyond the termination date of the 1999 Plan.

     The 1999 Plan permits the granting of stock options, including "incentive stock options" ("Incentive Stock Options") meeting the requirements of Section
                 -----------------------
422 of the Internal Revenue Code of 1986, as amended (the "Code") and stock
                                                           ----
options that do not meet such requirements ("Nonqualified Stock Options"). The
                                             --------------------------
1999 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee has the authority to establish rules
                ---------
for the administration of the 1999 Plan; to select the key employees to whom awards are granted; to determine the types of awards to be granted and the number of shares of Common Stock covered by such awards; and to set the terms and conditions of such awards. Determinations and interpretations with respect to the 1999 Plan are in sole discretion of the Committee, whose determinations and interpretations are binding.

The exercise price per share under any stock options cannot be less than 100% of the fair market value of the Company's Common Stock on the date of the grant of such option. Options must be exercised by payment in full of the exercise price, in cash, on the date the option is exercised. Determinations of fair market value under the incentive Plan are made in accordance with methods and procedures established by the Committee. For purposes of the 1999 Plan, the fair market value of shares of Common Stock on a given date is (i) the last sales price of the shares as reported on the NASDAQ National Market, if the shares are then being quoted on the NASDAQ National Market, (ii) the difference between the highest ask and lowest bid price of the stock if not quoted on the NASDAQ National Market, (iii) the closing price of the shares on such date on a national securities exchange, if the shares are then being traded on a national securities exchange, or (iv) the amount determined in good faith by the Board if no trade occurred on such date.

     No award granted under the 1999 Plan may be assigned, transferred, pledged or otherwise encumbered by the individual to whom it is granted, otherwise than by will, by designation of a beneficiary, or by laws of descent and distribution. Each award is exercisable, during such individual's lifetime, only by such individual, or, if permissible under applicable law, by such individual's guardian or legal representative.

     If any shares of Common Stock subject to any award or to which an award relates are not purchased or are forfeited, or if any such award terminates without the delivery of shares or other consideration, the shares previously used for such awards become available for future awards under the 1999 Plan.

     If any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction event affects the shares of Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1999 Plan, the Committee may, in such manner as it deems equitable, adjust (a) the number and type of shares (or other securities or property) which thereafter may be made the subject of awards, (b) the number and type of shares (or other securities or property) subject to outstanding awards, and (c) the exercise price with respect to any award. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the 1999 Plan or any award agreement in the manner and to the extent it shall deem desirable to carry the 1999 Plan into effect.

     The Board of Directors may amend, alter or discontinue the 1999 Plan at any time, provided that shareholder approval must be obtained for any change that
(i) absent such shareholder approval would cause Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Act of 1934, as amended, to become unavailable with respect to the 1999 Plan; (ii) requires the approval of the Company's shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange regulating the Company; or (iii) requires the approval of the Company's shareholders under the Code in order to permit Incentive Stock Options to be granted under the 1999 Plan.

     The following is a summary of the principal federal income tax consequences generally applicable to awards under the 1999 Plan. The grant of an option is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that a liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction when an Incentive Stock Option is exercised. Upon exercising a Nonqualified Stock Option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. The tax consequences to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and whether such shares were acquired by exercising an Incentive Stock Option or a Nonqualified Stock Option. Generally, there will be no tax consequences to the Company in connection with disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Code have been satisfied.

Board Recommendation and Shareholder Vote Required

     The Board of Directors recommends a vote FOR Item 3 on the Proxy Card. The affirmative vote of a majority of the shares of Common Stock present and entitled to vote is necessary to approve the proposal. The 1999 Plan will become effective on the date it is approved by the shareholders.

                    APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                          (ITEM 4 ON THE PROXY CARD)

Upon the recommendation of the Audit Committee, the Board of Directors has appointed PricewaterhouseCoopers LLP as independent accountants for the Company to audit its consolidated financial statements for the fiscal year ending January 29, 2000 and to perform audit-related services. Such services include review of periodic reports and registration statements filed by the Company with the Securities and Exchange Commission and consultation in connection with various accounting and financial reporting matters PricewaterhouseCoopers LLP also performs certain limited non-audit services for the Company.

The Board has directed that the appointment of PricewaterhouseCoopers LLP be submitted to the shareholders for approval. If the shareholders should not approve such appointment, the Audit Committee and the Board would reconsider the appointment.

The Company has been advised by PricewaterhouseCoopers LLP that it expects to have a representative present at the Meeting and that such representative will be available to respond to appropriate questions. Such representative will also have the opportunity to make a statement if he or she desires to do so.

The Board of Directors unanimously recommends a vote FOR the approval of Item 4 on the Proxy Card.

                             FINANCIAL STATEMENTS

The Company's Annual Report on Form 10-K for fiscal 1999, including audited financial statements, is incorporated by reference in this Proxy Statement and shareholders are urged to read such report in its entirety.

                      2000 ANNUAL MEETING OF SHAREHOLDERS

The 2000 Annual Meeting of Shareholders is presently scheduled to be held on June 6, 2000. Any proposals of shareholders intended to be personally presented at such meeting must be received by the Secretary of the Company no later than February 26, 2000 for inclusion in the Company's Proxy Statement for such meeting.

                           EXPENSES OF SOLICITATION

The cost of preparing and mailing the notice of meeting, proxy statement and forms of proxy will be paid by the Company. In addition to the cost of mailing copies of this material to shareholders, the Company will request banks and brokers to forward copies of such materials to persons for whom they hold stock of the Company and to request authority for execution of the proxies. The Company will reimburse such banks and brokers for their reasonable out-of-pocket expenses incurred in connection therewith, which expenses are estimated not to exceed $5,000.

                                 OTHER MATTERS

If any other matters are properly presented at the meeting for action, it is intended that the shares represented by proxies will be voted on such matters in the discretion of the persons named therein.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC"), directors, officers and beneficial owners of more than 10% of the
      ---
Company's equity securities must file certain reports, known as Forms 3, 4 and 5, with the SEC upon the occurrence of certain events, primarily the acquisition or disposition of shares of Common Stock (or options to acquire Common Stock) by such persons.

Based solely on a review of the Forms 3, 4 and 5 filed with the Company and on certain representations made to the Company, the Company does not know of any failures to file a required form or of any late filings under Section 16(a) of the Securities Exchange Act.

                                                                       EXHIBIT A
                                                              TO PROXY STATEMENT

                              JG INDUSTRIES, INC.

                  STATEMENT OF RESOLUTION ESTABLISHING SERIES
                   RELATING TO THE SERIES C PREFERRED STOCK,
              WITH NO PAR VALUE PER SHARE, OF JG INDUSTRIES, INC.

                        Pursuant to Section 6.10 of the
                   Illinois Business Corporation Act of 1983

          RESOLVED, that there is hereby created a series of the Preferred Stock of JG Industries, Inc. (the "Corporation") designated Series C Preferred Stock,
                             -----------
no par value per share (the "Series C Preferred Stock"), consisting of 2,000
                             ------------------------
shares and having the voting powers, preferences and relative, participating, optional, conversion and other special rights, and the qualifications, limitations or restrictions, hereinafter set forth:

     Section 1.  Dividends.
                 ---------

            1A.  General Obligation. When and as declared by the Corporation's
                 ------------------
Board of Directors and to the extent permitted under the Illinois Business Corporation Act of 1983, as amended (the "Act"), the Corporation will pay
                                          ---
preferential cumulative dividends to the holders of Series C Preferred Stock as provided in this Section 1. Except as otherwise provided herein, dividends on
                 ---------
each share of Series C Preferred Stock will accrue on a daily basis at the rate of 9% per annum of the Liquidation Value thereof from and including the date of issuance of such share of Series C Preferred Stock to and including the earlier of (i) the date on which the Liquidation Value of such share of Series C Preferred Stock plus any accrued and unpaid dividends thereon is paid upon any liquidation, dissolution or winding up of the Corporation or (ii) the date on which such share of Series C Preferred Stock is redeemed by the Corporation. Such dividends will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any share of Series C Preferred Stock will be deemed to be its "date of issuance" regardless of the number of times transfer of such share of
 ----------------
Series C Preferred Stock is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share of Series C Preferred Stock.

                         EXHIBIT A TO PROXY STATEMENT

          1B.  Distribution of Partial Dividend Payments. If at any time the
               -----------------------------------------
Corporation pays less than the total amount of dividends then accrued with respect to Series C Preferred Stock, such payment will be distributed ratably among the holders of Series C Preferred Stock on the basis of the amount of accrued and unpaid dividends with respect to the shares of Series C Preferred Stock owned by each such holder.

          1C.  Preference. The holders of Series C Preferred Stock shall be
               ----------
entitled to dividends and distributions in preference and priority to holders of Junior Securities (as defined herein). The Corporation shall not, without the prior written consent of the holders of a majority of the shares of Series C Preferred Stock then outstanding, pay any dividend or distribution (other than dividends payable solely in Junior Securities) on any Junior Securities at any time when accrued dividends on Series C Preferred Stock have not been paid in full.

     Section 2.  Liquidation.
                 -----------

           Upon any liquidation, dissolution or winding up of the Corporation (a "Liquidation"), each holder of Series C Preferred Stock will be entitled to be
 -----------
paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all of such holder's shares of Series C Preferred Stock plus all accrued but unpaid dividends
                                   ----
thereon. If upon a Liquidation, the Corporation's assets available for distribution to its stockholders after payments of the entire preferential amount payable with respect to any Senior Securities (as defined herein) are insufficient to permit payment to the holders of Series C Preferred Stock of the aggregate Liquidation Value of Series C Preferred Stock plus all accrued but
                                                        ----
unpaid dividends thereon and to the holders of Pari Passu Securities (as defined herein) the entire preferential amount payable with respect to any Pari Passu Securities, then the entire assets available for distribution will be distributed, pro rata based upon the aggregate liquidation value of the
             --- ----
securities held by each holder thereof, among the holders of (i) Series C Preferred Stock (pro rata based upon the aggregate Liquidation Value of Series C
                 --- ----
Preferred Stock held by each such holder plus all accrued but unpaid dividends thereon) and (ii) Pari Passu Securities. After payment in full shall have been made to the holders of Series C Preferred Stock of the aggregate Liquidation Value of Series C Preferred Stock plus all accrued but unpaid dividends thereon, the holders of the Series C Preferred Stock shall not share in any remaining assets of the Corporation available for distribution. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be a Liquidation within the meaning of this Section 2.
                                         ---------

                         EXHIBIT A TO PROXY STATEMENT

     Section 3.  Voting Rights.
                 -------------

          Except as otherwise required by law, the holders of Series C Preferred Stock will not be entitled to vote on any matters submitted to a vote of the Corporation's stockholders.

     Section 4.  Conversion and Preemptive Rights.
                 --------------------------------

          At no time will any holder of shares of Series C Preferred Stock have the right to convert all or any portion of such shares (including any fraction of a share) into shares of common stock, no par value of the Corporation ("Common Stock"). Holders of shares of Series C Preferred Stock shall not have
  ------------
any preemptive rights to acquire securities issued by the Corporation.

     Section 5.  Registration of Transfer.
                 ------------------------

          The Corporation will keep at its principal office a register for the registration of Series C Preferred Stock. Upon the surrender of any certificate representing Series C Preferred Stock at such place, the Corporation will, at the request of the record bolder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Series C Preferred Stock represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of Series C Preferred Stock as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate; provided, however, that any transfer shall
                                     --------  -------
be subject to any applicable restrictions on the transfer of such shares and the payment of any applicable transfer taxes, if any, by the holder thereof.

     Section 6.  Replacement.
                 -----------

          Upon receipt of evidence reasonably satisfactory to the Corporation of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series C Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender of such certificate, the Corporation will execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Series C Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

                         EXHIBIT A TO PROXY STATEMENT

     Section 7.  Redemption by the Corporation.
                 -----------------------------

          At any time after April 29, 2009, the Corporation may compel the redemption, for cash, of all or any of the then outstanding shares of Series C Preferred Stock (the "Redemption Shares"). The Corporation shall redeem the
                      -----------------
Redemption Shares at a price equal to the aggregate Liquidation Value of such Redemption Shares plus all accrued but unpaid dividends thereon (the "Redemption
                  ----                                                ----------
Price"). Upon payment of the Redemption Price for the Redemption Shares, the
-----
Redemption Shares shall be deemed to be cancelled and no longer outstanding.

     Section 8.  Definitions.
                 -----------

          "Junior Securities" means the Corporation's equity securities other
           -----------------
than Series C Preferred Stock, Senior Securities or Pari Passu Securities.

          "Liquidation Value" means $1,000 per share, such amount to be adjusted
           -----------------
proportionately in the event the shares of Series C Preferred Stock are subdivided by any means into a greater number or combined by any means into a lesser number.

          "Pari Passu Securities" means any securities of the Corporation that
           ---------------------
rank on a parity with the Series C Preferred Stock with respect to dividends or upon a Liquidation, including without limitation, shares of Series A 9% Cumulative Preferred Stock, no par value per share, and Series B Convertible Preferred Stock, no par value per share.

          "Senior Securities" means any securities of the Corporation that rank
           -----------------
senior to the Series C Preferred Stock with respect to dividends or upon a Liquidation.

     Section 9.  Amendment and Waiver.
                 --------------------

          No amendment, modification or waiver will be binding or effective with respect to any provision of this Statement of Resolution without the prior written consent of the holders of a majority of the shares of Series C Preferred Stock outstanding at the time such action is taken. No change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another Corporation unless the Corporation has obtained the prior affirmative vote or written consent of the holders of a majority of the shares of Series C Preferred Stock then outstanding.

     Section 10. Notices.
                 -------

          Except as otherwise expressly provided, all notices referred to herein shall be in writing and shall be delivered by via overnight courier, return receipt requested, postage prepaid and shall be deemed to have been delivered when so mailed (i) to the Corporation, at its principal executive offices and
(ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated in writing by any such holder).

                         EXHIBIT A TO PROXY STATEMENT

                                                                       EXHIBIT B
                                                              TO PROXY STATEMENT


                              JG Industries, INC.
                        1999 Amendment And Restatement
                         of the 1988 Stock Option Plan
                         -----------------------------
                     (As Adopted Effective April 29, 1999)


                                   ARTICLE I
                                    PURPOSE
                                    -------

     This 1999 Amendment and Restatement of the JG Industries, Inc. 1988 Stock Option Plan (the "Plan") is a complete amendment and restatement of the 1988
                  ----
Stock Option Plan. This Plan is intended as an incentive and to encourage stock ownership by officers and certain other key employees of JG INDUSTRIES, INC., and its subsidiaries (the "Company"), to increase their proprietary interest in
                           -------
the Company's success and to encourage such employees to remain in the employ of the Company.

     The word "Company", when used in the Plan with reference to employment, shall include subsidiaries of the Company. The word "subsidiary", when used in
                                                     ----------
the Plan, shall mean any subsidiary of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").
                                                              ----

     The Company intends that certain options granted under this Plan will qualify as "incentive stock options" under Code Section 422 ("ISOs"). An option
                                                              ----
granted under the Plan will be specified as either an ISO or a nonqualified stock option ("NSO").
               ---

                         EXHIBIT B TO PROXY STATEMENT

                                  ARTICLE II
                                ADMINISTRATION
                                --------------

     The Compensation Committee (the "Committee") of the Company's Board of
                                      ---------
Directors (the "Board") shall administer the Plan. Subject to the provisions of
                -----
the Plan, the Committee shall have sole authority, in its absolute discretion to: (a) determine which of the Company's eligible employees shall be granted options; (b) authorize the granting of both ISOs and NSOs; (c) determine the times when options shall be granted and the number of shares to be optioned; (d) determine the option price of the shares subject to each option, which price shall be not less than the minimum specified in Article V hereof; (e) determine the time or times when each option becomes exercisable, the duration of the exercise period and any other restrictions on the exercise of options issued hereunder; (f) prescribe the form or forms of the option agreements under the Plan (which forms shall be consistent with the terms of the Plan but need not be identical); (g) adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (h) construe and interpret the Plan, the rules and regulations and the option agreements under the Plan and make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees.

                                  ARTICLE III
                                     STOCK
                                     -----

     The stock to be optioned under the Plan shall be authorized and issued shares of the Company's Common Stock (the "Stock"). Under the Plan, the total
                                           -----
number of shares of Stock that may be purchased pursuant to options granted hereunder shall not exceed, in the aggregate, 200,000 shares, except as such number of shares shall be adjusted in accordance with the provisions of Article X hereof.

     The number of shares of the Stock available for the grant of options under the Plan shall be decreased by the sum of (i) the number of shares with respect to which options have been issued and are then outstanding, and (ii) the number of shares issued upon exercise of options. If any outstanding option under the Plan for any reason expires, is terminated, or is canceled prior to the end of the period during which options may be granted, the shares of the Stock called for by the unexercised portion of such option may again be subject to an option under the Plan.


                         EXHIBIT B TO PROXY STATEMENT

                                  ARTICLE IV
                          ELIGIBILITY OF PARTICIPANTS
                          ---------------------------

     Subject to Article VII, officers and other key employees of the Company shall be eligible to participate in the Plan.


                                   ARTICLE V
                                 OPTION PRICE
                                 ------------

     The Committee shall determine the option price of each option granted under the Plan. The option price of ISOs shall be not less than the fair market value of the Stock at the time the Committee grants the ISO. If the Stock is quoted on the NASDAQ National Market ("NASDAQ") on a last sales basis, then the Stock's
                             ------
fair market value shall be deemed for all purposes to be the mean between the high and low price reported on the date the option is granted, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported. If the Stock is not quoted on the NASDAQ on a last sale basis, then the Stock's fair market value shall be deemed to be the mean between the highest asked and lowest bid prices for such stock for the day on which the option is granted. If there are no transactions in the Stock on that day, the fair market value of the Stock shall mean the amount determined by the Board to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service. If the stock is not quoted on the NASDAQ but is listed on any stock exchange, then the fair market value shall be the mean between the highest and lowest sale prices reported as having occurred on any stock exchange with which the Stock may be listed and traded on the date the option is granted, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. In no event shall the option price be less than the par value per share of the Stock on the date an option is granted.

                                  ARTICLE VI
                         EXERCISE AND TERMS OF OPTIONS
                         -----------------------------

     The Committee shall determine the dates after which options may be exercised, in whole or in part. If an option is exercisable in installments, any installments, or portions thereof, which are exercisable and not exercised shall remain exercisable. Any other provisions of the Plan notwithstanding and subject to Article VII, no option shall be exercised after the date ten years from the date the Committee granted such option (the "Termination Date") .
                                             ----------------

                         EXHIBIT B TO PROXY STATEMENT

Stock options granted hereunder may provide that, if prior to the Termination Date, an optionee shall cease to be an officer of or employed by the Company (the "Cessation of Employment Date"), otherwise than due to death or disability
      ----------------------------
within the meaning of Code Section 22(e)(3), the option will remain exercisable for a period not extending beyond three months after the Cessation of Employment Date to the extent it was exercisable at the Cessation of Employment Date. If prior to the Termination Date, an optionee shall cease to be an officer of or employed by the Company due to a disability within the meaning of Code Section 22(e)(3), options granted hereunder may provide that they will remain exercisable for a period not extending beyond one year after the date of Cessation of Employment Date to the extent exercisable at the Cessation of Employment Date. In no event, however, shall an option be exercisable after the Termination Date. In case of the optionee's death prior to the Termination Date and while an officer of or employed by the Company, or while entitled to exercise an option pursuant to the preceding sentences of this paragraph, options granted hereunder may provide that they will remain exercisable at any time prior to the Termination Date, but in no event later than one year from the date of death, by the person or persons to whom the optionee's rights under the option pass by will or the applicable laws of descent and distribution to the extent that the optionee was entitled to exercise it on the date of death.


                                  ARTICLE VII
                  Special Provisions Applicable only to ISOs
                  ------------------------------------------

     No ISO shall be granted so that ISOs that first become exercisable in any one calendar year (under this Plan or any other plan of the Company and its parent and subsidiary corporations) relate to Stock with an aggregate value, determined at the time of the grant of the ISOs, in excess of one hundred thousand dollars ($100,000).

     If the Committee grants an ISO to an individual who, at the time the Committee grants the ISO, owns directly, or indirectly within the meaning of Code Section 424(d), stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, such option must (i) have an option price of at least 110 percent of the fair market value of the Stock on the date the Committee grants such option; and (ii) such option cannot be exercised more than five years after the date it is granted.


                         EXHIBIT B TO PROXY STATEMENT

                                 ARTICLE VIII
                              Payment for Shares
                              ------------------

     Payment for shares of the Stock purchased under an option granted hereunder shall be made in full upon exercise of the option by certified or bank cashier's check payable to the order of the Company or by any other means acceptable to the Company. The Stock purchased shall thereupon be promptly delivered; provided, however, that the Company may, in its discretion, require that an optionee pay to the Company, at the time of exercise, such amounts as the Company calculates as the minimum amount necessary to satisfy its obligation to withhold federal, state, or local income or other taxes incurred due to the exercise or the transfer of shares thereupon. The Company may also require the Optionee to make such tax withholding payments to the Company in the event the optionee makes a disqualifying disposition of the Stock.


                                  ARTICLE IX
                     Non-Transferability of Option Rights
                     ------------------------------------

     Options granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution, and will not be subject to execution, attachment or similar process. Except as provided below, options granted under the Plan shall not be transferable by the optionee other than by will or the laws of descent and distribution and shall be exercisable, during the optionee's lifetime, only by the optionee.

     (a) In the event of the optionee's death during employment and prior to the termination, expiration, cancellation or forfeiture of the option, the option shall be exercisable, to the extent vested, but only: (i) by or to the executor or administrator of the estate of the deceased optionee or the person or persons to whom the deceased optionee's rights under the option shall pass by will or the laws of descent and distribution; and (ii) to the extent set forth in the option agreement.


                         EXHIBIT B TO PROXY STATEMENT

     (b) Notwithstanding the foregoing, an option agreement for a grant of NSOs, may permit the optionee who received the option at any time prior to the optionee's death, to assign all or any portion of the option granted to him or her to: (i) the optionee's spouse or lineal descendants; (ii) the trustee of a trust for the primary benefit of the optionee's spouse or lineal descendants; or
(iii) a partnership of which the optionee's spouse and lineal descendants are the only partners. In such event, the spouse, lineal descendant, trustee or partnership will be entitled to all of the rights of the optionee with respect to the assigned portion of such option, and such portion of the option will continue to be subject to all of the terms, conditions and restrictions applicable to the option, as set forth herein and in the related option agreement immediately prior to the effective date of the assignment. Any such assignment will be permitted only if: (x) the optionee does not receive any consideration therefor; and (y) the assignment is expressly permitted by the applicable option agreement. Any such assignment shall be evidenced by an appropriate written document executed by the optionee, and a copy thereof shall be delivered to the Committee on or prior to the effective date of the assignment.

     (c) An NSO may be assigned in whole or in part during the optionee's lifetime in accordance with the terms of a domestic relations order that substantially qualifies with the requirements of Code Section 414(p), as determined by the Committee in its sole discretion (a "qualified domestic
                                                       ------------------
relations order"). The assigned portion may be exercised only by the person or
---------------
persons who acquire a proprietary interest in the option pursuant to such qualified domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment.

     (d) An assignee or transferee of an option must sign an agreement with the Company to be bound by the terms of the applicable option agreement.

                                   ARTICLE X
                 Adjustment for Recapitalization, Merger, Etc.
                 --------------------------------------------

     (a) If the Company shall pay a stock dividend in shares of the Stock, or split up, combine, reclassify or substitute other securities for its outstanding shares of the Stock, the Committee shall take such action, if any, as in its judgment shall be necessary to: (i) preserve to the holders of outstanding options rights thereunder substantially proportionate to the rights held by them immediately prior to such event under such outstanding options, including adjusting the number of shares of the Stock subject to, and the exercise price cf, outstanding options; and (ii) increase or decrease, as the case may be, the number of shares of the Stock available for additional options, in such proportion as the Committee may deem necessary. Any adjustment may provide for the elimination of any fractional share that might otherwise become subject to an option.


                         EXHIBIT B TO PROXY STATEMENT

     (b) Notwithstanding any other provision of this Plan, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to optionees, with respect to options held by optionees in the event of a sale or transfer of all or substantially all of the Company's assets, or merger or consolidation (other than a merger or consolidation in which the Company is the surviving corporation and no shares of the Stock are converted into or exchanged for securities, cash or any other thing of value). Such action may include (but is not limited to) the following:

          (i) Accelerating the exercisability of any option to permit its exercise in full during such period as the Committee in its sole discretion shall prescribe following the public announcement of such a proposed merger, consolidation or sale or transfer of assets.

          (ii) Permitting any optionee, at any time during such period as the Committee in its sole discretion shall prescribe following the consummation of such a merger, consolidation, or sale or transfer of assets, to surrender any option (or any portion thereof) to the Company for cancellation.

          (iii) Requiring any optionee, at any time following the consummation of such a merger, consolidation, or sale or transfer of assets, if required by the terms of the agreements relating thereto, to surrender any option (or any portion thereof) to the Company in return for a substitute option issued by the corporation surviving such merger or consolidation or the corporation that acquired such assets (or by an affiliate of such corporation), and which the Committee, in its sole discretion, determines to have a value to the optionee substantially equivalent to the value to the optionee of the option (or option thereof) so surrendered.

     Subject to any action that the Committee may take pursuant to the foregoing provisions of this Article, in the event of any merger, consolidation or sale or transfer of assets referred to in this Article, upon any exercise thereafter of an option, an optionee shall, at no additional cost other than payment of the exercise price set forth in the option, be entitled to receive in lieu of shares of the Stock, (1) the number and class of shares of the Stock or other security, or (2) the amount of cash, or (3) property, or (4) a combination of the foregoing, to which the optionee would have been entitled pursuant to the terms of such merger, consolidation or sale or transfer of assets, if immediately prior thereto the optionee had been the holder of record of the number of shares of Stock for which such option shall be exercised.


                         EXHIBIT B TO PROXY STATEMENT

                                  ARTICLE XI
                       No Obligation to Exercise Option
                       --------------------------------

     Granting of an option shall impose no obligation on the recipient to exercise such option.

                                  ARTICLE XII
                                Use of Proceeds
                                ---------------

     The Company shall use the proceeds received from the sale of Stock pursuant to the Plan for general corporate purposes.

                                 ARTICLE XIII
                            Rights as a Stockholder
                            -----------------------

     An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his or her option until he or she shall have become the holder of record of such shares of Stock, and he or she shall not be entitled to any dividends or distributions or other rights in respect of such shares for which the record date is prior to the date on which he or she shall have become the holder of record thereof.

                                  ARTICLE XIV
                               Employment Rights
                               -----------------

     Nothing in the Plan or in any option granted hereunder shall confer on any optionee who is an employee any right to continue in the employ of the Company, or to interfere in any way with the Company's right to terminate the optionee's employment at any time.

                                  ARTICLE XV
                            Compliance with the Law
                            -----------------------

     The Company is relieved from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any shares of the Stock subject to options under the Plan which results from the Company's inability to obtain, or in any delay in obtaining, from any regulatory body having jurisdiction, all requisite authority to issue or transfer shares of the Stock either upon exercise of the options under the Plan or shares of the Stock issued as a result of such exercise, if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares. Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of options to reflect such transfer restrictions.


                         EXHIBIT B TO PROXY STATEMENT

                                  ARTICLE XVI
                      Non-Registered Stock under Form S-8
                      -----------------------------------

     If, at any time, a Form S-8 Registration under the Securities Act of 1933 (or any similar form of registration) is not then in effect with the Federal Securities and Exchange Commission respecting either the option granted hereunder or the Stock to be issued hereunder, then:

     (a) Investment Representations. At the time of the exercise of his or her option the optionee shall agree, for himself/herself and his or her heirs, personal or legal representatives, that the optionee or such successors will represent that the optionee or such successors will purchase the shares that are subject to the option for investment and with no present intention to resell or distribute the same, and the optionee, or his or her heirs, personal or legal representatives, as the case may be, further shall agree to sign a certificate to such effect at the time of exercising the option. The neglect or failure to execute such certificate shall not be a limitation of the foregoing agreement.

     (b) Legend on Certificates. At the time of the issuance of the certificate or certificates representing shares the Company's Stock owned by the optionee, or other persons as a result of his or her exercise of an option under the Plan, said certificate(s) shall have endorsed thereon a legend reading substantially as follows:

          "These shares are not registered under The Securities Act of 1933, as amended. Said shares may not be transferred, assigned, hypothecated or otherwise disposed of unless: (i) A Registration Statement has been filed and made effective; or (ii) in the opinion of counsel for the Company such transfer may lawfully be made without registration."

     (c) Resubmission. Any optionee or a member of said optionee's immediate family, whom the Company notifies that counsel for the Company considers said optionee or his or her immediate family a Statutory Underwriter under the Securities Act of 1933, shall agree to resubmit any certificate or certificates issued previously without the above legend to the Company so that said legend may be imposed thereon. Such optionee or member of his or her immediate family further shall agree to comply with the provisions of said legend.


                         EXHIBIT B TO PROXY STATEMENT

                                 ARTICLE XVII
                            Cancellation of Options
                            -----------------------

     The Committee, in its discretion, may, with the consent of any optionee, cancel any outstanding option hereunder.

                                 ARTICLE XVIII
                      Effective Date and Term of the Plan
                      -----------------------------------

     (a) The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no Stock shall be issued under the Plan, until the Plan is approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date the Board adopts the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no Stock shall be issued under the Plan. Subject to such limitation, the Board may grant options and issue Stock under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

     (b) The Plan will terminate upon the earlier of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, or
(ii) the date on which all Stock available for issuance under the Plan shall have been issued pursuant to the exercise of options or the issuance of shares (whether vested or unvested) under the Plan. Upon such Plan termination, all options outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options.


                                  ARTICLE XIX
                      Amendment or Discontinuance of Plan
                      ------------------------------------

     The Board may, without the consent of the Company's stockholders, optionees under the Plan, or stockholders of the Stock, at any time, terminate the Plan entirely, and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect options theretofore granted hereunder without the optionee's consent, and provided further that no such action by the Board, without approval of the stockholders, may (a) increase the total number of shares of the Stock that may be purchased pursuant to options granted under the Plan, except as contemplated in Article X; (b) expand the class of employees eligible to receive options under the Plan; (c) decrease the minimum option price; (d) extend the maximum term of options granted hereunder;
(e) extend the term of the Plan; or (f) materially increase the benefits accruing to optionees under the Plan.


                         EXHIBIT B TO PROXY STATEMENT

                                  ARTICLE XX
                                 Miscellaneous
                                 -------------

     (a) Successors. In the event of a sale of substantially all of the Company's assets, or a merger, consolidation or share exchange involving the Company, all of the Company's obligations under the Plan as to options granted hereunder will be binding on the successor to the transaction. An optionee's service with the successor will be considered service with the Company for purposes of the Plan.

     (b) Notices. Notices given pursuant to the Plan must be in writing and will be deemed received when personally delivered, or three days after mailed by United States registered or certified mail, return receipt requested, addressee only, postage prepaid. Notice to the Company or the Committee should be directed to:

                    JG Industries, Inc.
                    5630 West Belmont Avenue
                    Chicago, Illinois  60634
                    Telephone:  (773) 481-5410
                    Facsimile:  (773) 481-5417
                    Attention:  Corporate Secretary

     Notices to or regarding an optionee should be directed to the optionee, or the executors, personal representatives or distributees of a deceased optionee, at the optionee's home address on the records of the Company.

     (c) Fractional Shares. If at any time the exercise of the option would, except for this provision, require the issue or transfer of fractional shares, the number of shares of Stock will be rounded down to the next whole number.

                          EXHIBIT B TO PROXY STATEMENT

--------------------------------------------------------------------------------

P R O X Y

                              JG INDUSTRIES, INC.

              Proxy Solicited on Behalf of the Board of Directors

Evelyn P. Egan and John Dwelle, or either of them, are hereby appointed attor-neys and proxies of the undersigned, with the power of substitution, to at-tend, vote and act for the undersigned at the annual meeting of shareholders of JG Industries, Inc. (the "Company") to be held on July 13, 1999 in Chicago, Illinois, and at any adjournment thereof, and in connection therewith to vote and present all of the shares of Common Stock of the Company which the under-signed would be entitled to vote as follows:

Election of Directors, Nominees:
Sheldon Collen, Lionel Goldblatt,
William Hellman, Philip Rootberg,
Sheldon Harris, Clarence Farrar and
Noel Goldblatt

                         (change of address/comments)

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(If you have written in the above space, please mark the corresponding box on the reverse side of this card)

                 PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND
                      RETURN IT IN THE ENCLOSED ENVELOPE.
                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

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                           . FOLD AND DETACH HERE .




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

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     Please mark your   __
[X]  votes as in this   |                                        |   0626
     example.                                                    |____


     If this proxy is duly executed and returned, this proxy will be voted, and will be voted in accordance with the instructions specified below. If no instruction is specified the proxy will be voted for items 1, 2 and, in the discretion of the proxy holders, may be voted cumulatively for the election of directors.
                    FOR        WITHHELD
                    [_]          [_]


1. Election of Directors
   (see reverse)
2. To authorize the issuance of Series C Preferred Stock.
3. To approve the Company's 1999 Stock Option Plan.
4. To approve the appointment by the Board of Directors of

 PricewaterhouseCoopers LLP as auditors for the Company;
For, except vote withheld from the following nominee(s):

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5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Change of Address/Comments [_]

   The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to such Common Stock, and hereby ratifies and confirms all actions that said attorneys and proxies, their substitutes, or any of them, may lawfully take by virtue hereof.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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SIGNATURE(S)                                                DATE

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                           . FOLD AND DETACH HERE .




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